EXHIBIT 10.34

Prepared By and Return To:
Steven D. Katz, Esq.
Akerman Senterfitt
420 S. Orange Avenue
Suite 1200 (32801)
P.O. Box 231
Orlando, Florida 33802-0231

Assignment of Rents,
Leases and Profits

THIS ASSIGNMENT OF RENTS, LEASES AND PROFITS (this “Assignment”) is made and entered into as of this 31st day of October, 2011, by BOVIE MEDICAL CORPORATION, a Delaware corporation (the "Assignor"), with an address at 5115 Ulmerton road, Clearwater, Florida 33760 in favor of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. a national banking association (the "Mortgagee"), with an address at 10161 Centurion Parkway, Jacksonville, Florida 32256.

WITNESSETH:

WHEREAS, the Assignor, is the owner of that certain tract or parcel of land located in Clearwater, Pinellas County, Florida described in Exhibit A attached hereto (the "Premises") and made a part hereof, together with the improvements now or hereafter erected thereon; and

WHEREAS, the Pinellas  County Industrial Development Authority (the "Issuer"), previously issued its Industrial Development Revenue Bonds (Bovie Medical Corporation Project), Series 2008, in the original aggregate- principal amount of $4,000,000.00 (the "Bonds"), pursuant to an Indenture of Trust, dated as of' November 1, 2008 (the "Original Indenture"), by and between the Issuer and Mortgagee, as Trustee (the "Trustee"). for the purpose of financing the acquisition of the Premises and certain equipment and the cost of equipping and renovating an approximately 60,000 square foot manufacturing  facility  for the manufacture of medical devices and accessories (the "Bond Project") thereon; and

WHEREAS, the proceeds of the Bonds were loaned to the Assignor, pursuant to a Loan Agreement dated as of November 1, 2008 (the "Original Loan Agreement"), by and between the Issuer and the Assignor; and

WHEREAS, on or about the date hereof, (i) the Issuer and the Mortgagee, as Trustee, are entering into an Amended and Restated Indenture of Trust, dated as of the date hereof (collectively with the Original Indenture, and as the same may be hereafter further amended, modified, supplemented, restated or replaced, the "Indenture"), and (ii) the Issuer and the Assignor are entering into that certain First Amendment to Loan Agreement, dated as of the date hereof (collectively with the Original Loan Agreement, and as the same may hereafter be amended, modified, supplemented, restated or replaced, the "Agreement"); and

WHEREAS, PNC Bank, National Association (the "Bank"), has purchased the Bonds and in connection therewith, the Bank and the Assignor have entered into a Credit Agreement, of even date herewith (as the same may hereafter be amended, modified, restated or replaced, the "Credit Agreement"), pursuant to which the Assignor has agreed to make prompt and full payment of all Payment Obligations (as defined in the Mortgage hereinafter described) of the Assignor to the Bank; and

WHEREAS, the obligations under the Credit Agreement and the other documents executed In connection therewith (collectively, the "Credit Documents"), are secured by a certain. Mortgage" and Security Agreement (as the same may be amended, modified, supplemented, replaced or refinanced from, time to time the "Mortgage") dated of even date herewith, executed by the Assignor in favor of the Mortgagee, encumbering the Premises, and recorded or to be recorded in the real –estate records of the County or Counties in the State of Florida where the Premises are located; and

WHEREAS, the Assignor has agreed to assign its interest under all present and future leases, use agreements, occupancy agreements, licenses or other similar instruments, including, without limitation, those certain existing leases described on Exhibit B attached hereto, if any, as the same may be amended, modified, extended or renewed from time to time (collectively, the "Leases"), of all or a portion of the improvements erected or to be erected on the Premises to the Mortgagee, in the manner hereinafter provided as additional security for the payment of the Obligations (as defined in the Mortgage);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Assignor hereby assigns, transfers and sets over to the Mortgagee, as security for the payment of the Obligations and the observance and performance of all the terms, covenants and provisions of the Credit Documents, the Mortgage and this Assignment, all of the Assignor's right, title and interest in and to the Leases, all of the rents, additional, rents, charges, issues, profits and other payments for the use or occupancy of the Premises (including rooms and other public facilities in hotels, motels or other lodging properties) payable under the Leases (which are now in existence or which may hereafter be executed during the term hereof) and all cash or other property deposited by tenants to secure performance of their obligations under the Leases, including, without limitation, the immediate and continuing right to receive and collect all condemnation awards and insurance proceeds, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Premises and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases as agent and attorney-in-fact for Assignor, which appointment is irrevocable and coupled with an interest, and the right to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by  any law, tend to do any and all other things whatsoever which the Assignor is or may become entitled, to do under any such Lease all from the date hereof to the end of the respective terms of the Leases and any renewals and extensions thereof, and in all cases both before and after the commencement by or against the Assignor of any case or proceeding under any Federal or State bankruptcy, insolvency or similar law (collectively, the "Rents"). This Assignment is a present absolute and unconditional assignment from the Assignor to the Mortgagee and not merely the granting of a security interest. The Assignor further represents, warrants and covenants to the Mortgagee as follows:

1.         Status of Leases. The Assignor represents and warrants that (i) as of the date hereof there are no Leases affecting the Premises except as set forth on Exhibit B attached hereto, if any; (ii) the Leases are valid and enforceable; (iii) neither the Assignor nor the tenants are in default under any of the terms of the Leases; (iv) no rent reserved in any of the Leases has been prepaid for a period of more than one month in advance, anticipated, pledged or assigned; and (v) the amount and location of any security deposits given by the tenant under any Lease are identified on Exhibit B with the other information for such Lease.

2.         Performance and Enforcement of Leases. The Assignor shall, at its sole cost and expense, (i) observe and perform, or cause to be observed and performed, each and every term, covenant and provision of the Leases on the part of the landlord thereunder to be observed and performed, (ii) promptly send copies of all notices of default which the Assignor shall send or receive under the Leases, to the Mortgagee, (iii) enforce, short of termination thereof, the observance and performance of each and every term, covenant and provision of the Leases on the part of the tenants thereunder to be observed and performed, and (iv) appear in and defend any action or proceeding arising under or in any manner connected with the Leases or with the obligations and undertakings of the landlord or the tenants thereunder. If the Assignor shall fail to pay, perform or observe any of its covenants  or agreements hereunder or under any of the Leases, the Mortgagee may pay, perform or observe the same and collect the cost thereof from the Assignor.

3.         Restrictions on Actions Under Leases. The  Assignor shall not, without the prior written consent of the Assignee, (i) further assign or attempt to assign the Leases or any portion of the Rents due and payable or to become due and payable thereunder, (ii) alter, modify, amend or change the terms of any of the Leases or surrender, renew, cancel or terminate the same or do anything whatsoever affecting any guaranty of any of the Leases or consent to any of the foregoing, (iii) accept prepayments of any portion of the Rents for a period of more than one (1) month in advance, (iv) enter into any lease, license or other agreement for occupancy after the date hereof for the Premises, or any part thereof, without the prior written consent of the Mortgagee, or (v) discount any future accruing Rents.

4.         Mortgagee Not Obligated Under Leases. This Assignment shall not be deemed or construed to obligate the Mortgagee to take any action or incur any expense or perform or discharge any obligation, duty or liability under the Leases, and the Assignor hereby agrees to indemnify and hold the Mortgagee harmless from and against al Liability, cost, loss or damage, including, but not limited to, reasonable attorneys’ fees, which the Mortgagee may or might incur under the Leases (or any of them) or relating to the Premises or under or by reason of this Assignment and from and against the Mortgagee by reason of any alleged obligation or undertaking on the Mortgagee's part to perform or discharge any of the terms, covenants or provisions contained in the Leases. Nothing contained in this Assignment and no entry by the Mortgagee upon the Premises as hereinafter provided, shall be construed to constitute the Mortgagee as a mortgagee in possession or render the Mortgagee liable in any way for any injury or damage to person or property sustained by any person or entity in, on, or about the Premises.

5.         Revocable License; Event of Default. This Assignment has been made as additional security for the payment of the Obligations and the observance and performance by the Assignor of the terms, covenants and provisions of the Credit Documents on the Assignor's part to be observed and performed. So long  as no Event of Default shall exist under the Credit Agreement, the Mortgage or any of the other Credit Documents and no event shall have occurred which, by the lapse of time or the giving of notice, or both, is or would become an Event of Default thereunder, the Assignor shall have a license to occupy the Premises as landlord or otherwise and to collect, use and enjoy the rents, issues and profits and other sums payable under and by virtue of any Lease (but only as the same become due under the provisions of such Lease) and to enforce the covenants of the Leases, provided that any amounts collected by the Assignor shall be held by the Assignor in trust for the benefit of the Mortgagee for use in the payment of all sums due on the Obligations.

Upon the occurrence of an Event of Default under the Credit Agreement, the Mortgage or any of the other Credit Documents, the right and license granted to the Assignor in this Assignment shall be automatically revoked without any notice or further action whatsoever and the Mortgagee, at its option, shall have the complete right, power and authority (a) without taking possession, to demand, collect and receive and sue for the Rents and other sums payable under the Leases and, after deducting all reasonable costs and expenses of collection (including, without limitation, reasonable attorneys' fees) as determined by the Mortgagee, apply the net proceeds thereof to the payment of any indebtedness secured hereby; (b) to declare all sums secured hereby immediately due and payable, and exercise any or all of the rights and remedies contained in the Credit Agreement, the Mortgage, any of the other Credit Documents or at law or in equity; and (c) without regard to the adequacy of the security, with or without process of Law; personally or by agent or attorney, or by a receiver to be appointed by court, enter upon, take and maintain possession of and hold, maintain, control and operate the Premises, or any part thereof, together, with all documents, books, records, papers, and accounts relating thereto and exclude the Assignor and its agents and servants therefrom, as fully and to the same extent as the Assignor could do if in possession and in such event, without limitation and at the expense of the Assignor, from time to time cause to be made all necessary or proper repairs, renewals, replacements, useful alterations, additions, betterments and improvements to the Premises or any part thereof, as the Mortgagee deems judicious, and pay taxes, assessments and other charges on the Premises, or any part thereof, and insure and reinsure the same, and lease the Premises, or any part thereof, for such terms and on such terms as the Mortgagee deems desirable, including leases for terms expiring beyond the maturity of the indebtedness secured by the Credit Documents and cancel any Lease or sublease thereof for any cause or on any ground. The Mortgagee may retain and apply the Rents toward payment of the obligations in such priority and proportions as the Mortgagee, in its sole discretion, shall deem proper.

6.         INSTRUCTIONS TO TENANTS-AFTER DEFAULT. TIME IS OF THE ESSENCE HEREOF. THE ASSIGNOR HEREBY CONSENTS TO AND IRREVOCABLY AUTHORIZES AND DIRECTS THE TENANTS UNDER THE LEASES AND ANY SUCCESSOR TO THE INTEREST OF ANY OF SAID TENANTS, UPON DEMAND AND NOTICE FROM THE MORTGAGEE OF THE MORTGAGEE'S RIGHT TO RECEIVE THE RENTS AND OTHER AMOUNTS DUE UNDER SUCH LEASES, TO PAY TO THE MORTGAGEE THE RENTS AND OTHER AMOUNTS DUE OR TO BECOME DUE UNDER THE LEASES AND SAID TENANTS SHALL HAVE THE RIGHT TO RELY UPON SUCH DEMAND AND NOTICE FROM THE MORTGAGEE AND SHALL PAY SUCH RENTS AND OTHER AMOUNTS TO THE MORTGAGEE WITHOUT ANY OBLIGATION OR RIGHT TO DETERMINE THE ACTUAL EXISTENCE OF ANY DEFAULT OR EVENT CLAIMED BY THE MORTGAGEE AS THE BASIS FOR THE MORTGAGEE'S RIGHT TO RECEIVE SUCH RENTS AND OTHER AMOUNTS AND NOTWITHSTANDING ANY NOTICE FROM OR CLAIM OF ASSIGNOR TO THE CONTRARY, AND ASSIGNOR SHALL HAVE NO RIGHT TO CLAIM AGAINST SAID TENANTS FOR ANY SUCH RENTS AND OTHER AMOUNTS SO PAID BY SAID TENANTS TO THE MORTGAGEE.

7.          Operations of Premises After Default. Upon the occurrence of a default or an Event of Default under the Credit Agreement, the Mortgage or any of the other Credit Documents, the Mortgagee shall have the right, at its option, to enter and take over and assume the management, operation and maintenance of the Premises and to perform all necessary and proper acts and to expend such sums out of the income of the Premises as may be necessary in connection therewith, in the same manner and to the same extent as the Assignor might do, including the right to effect new leases, cancel or surrender some or all of the Leases, alter, modify or amend the provisions thereof, or make concessions to the tenants thereunder, and the Assignor hereby releases and waives all claims against the Mortgagee arising out of such management, operation and maintenance. In addition to the above, upon the occurrence of a default or an Event of Default under the Credit Agreement, the Mortgage or any of the other Credit Documents, the Assignor expressly consents to the appointment of a receiver for the Premises, without notice, either by the Mortgagee or a court of competent jurisdiction, to take all acts in connection with the Premises permitted by law or in equity and to deduct from any and all rents received from the Leases the customary or statutory amount in the country wherein the Premises is located to compensate such receiver for its actions.

8.          Coverage of All Leases. Any and all other Leases affecting the Premises or any portion thereof presently in effect or hereafter entered into by the Assignor shall be covered by the provisions of  this Assignment and all such Leases and all of the Assignor's right, title and interest in all such Leases and Rents are hereby assigned to the Mortgagee until the end of the respective terms thereof, including any renewals or extensions thereof, subject to all of the terms, covenants and provisions  of this Assignment. The Assignor shall deliver a true and correct copy of each such Lease to the Mortgagee  promptly after the execution and delivery of the same. The Assignor shall, upon request of the Mortgagee, execute and deliver in recordable form all instruments which the Mortgagee may reasonably request to further evidence and confirm such assignment of each such Lease.

9.          Notices. AH notices, demands, requests, consents, approvals and .other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

10.        Preservation of Rights. No delay or, omission on the Mortgagee's part to exercise any right or power arising hereunder will impair any such right or owner or be considered a waiver of any such right or power, nor will the Mortgagee's action or inaction impair any such right or power. The Mortgagee's rights and remedies hereunder accumulative and not exclusive of any other rights or remedies which the Mortgagee may have under other agreements, at law or in equity. Without limiting the foregoing, nothing contained in this Assignment is intended or shall be construed to prevent the Mortgage in the exercise of its discretion from foreclosing the Mortgage or otherwise enforcing the provisions thereof in accordance with its terms. To the extent permitted by law, the Assignor hereby waives any and all legal requirements that the Mortgagee institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under the Mortgage and the other Credit Documents, or in respect of any other security held by the Mortgagee as a condition precedent to exercising its rights and remedies under this Assignment. The Assignor agrees that the collection of rents and the application thereof as aforesaid or the entry upon and taking of possession of the Premises, or any part thereof, by the Mortgagee shall not cure or waive any default, or waive, modify or affect any notice of default under the Credit Agreement or the other Credit Documents, or invalidate any act done pursuant to such notice, and the enforcement of such right or remedy by the Mortgagee, once exercised, shall continue; for so long as the Mortgagee shall elect. If the Mortgagee shall thereafter elect to discontinue the exercise of any such right or remedy, the same or any other right or remedy hereunder may be reasserted at any time and from time to time following any subsequent default.

11.       Illegality. If any provision contained in this Assignment should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Assignment.

12.       Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Assignor from, any provision of this Assignment will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Assignor will entitle the Assignor to any other or further notice or demand in the same, similar or other circumstance.

13.        Further Assurances. Assignor will, at the cost of Assignor, upon the Mortgagee's request, do, execute, acknowledge and deliver to the Mortgagee such further documents, assurances and statements and do or cause to be done all and every such further acts, things, deeds, conveyances and the like as the Mortgagee may deem necessary or appropriate to effect the transactions contemplated hereby or to confirm the assumption of and agreement to pay, perform and discharge the liabilities and obligations hereby assumed and agreed to be paid, performed or discharged, or intended so to be

14.        Successors and Assigns. This Assignment will be binding upon and inure to the benefit of the Assignor and the Mortgagee and their respective heirs, executors, administrator, successor and assigns; provided, however, that the Assignor may not assign this Assignment in whole or in part without the Mortgagee's prior written consent and the Mortgagee at any time may assign this Assignment in whole or in part.

15.        Governing Law and Jurisdiction. This Assignment has been delivered to and accepted by the Mortgagee and will be deemed to be made in the State where the Mortgagee’s office indicated above is located. THIS ASSIGNEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE LAWS OF THE STATE WHERE THE PREMISES ARE LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE MORTGAGEE IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Assignor hereby irrevocably consents to the exclusive jurisdiction of any state federal court in the county or judicial district where the Mortgagee's office indicated above is located and any State where the Premises are located); provided that nothing contained in this Assignment will prevent the Mortgagee from bringing any action, enforcing any award or judgment or exercising any rights against the Assignor individually, against any security or against: any property of the Assignor within any other county, state or other foreign or domestic jurisdiction. The Mortgagee and the Assignor agree that the venue provided above is the most convenient forum for both the Mortgagee and the Assignor, The Assignor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Assignment.

16.        Counterparts. This Assignment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Assignment by facsimile transmission shall  be effect  as delivery of a manually executed counterpart. Any party so executing this Assignment, by, facsimile transmission shall promptly deliver a manually executed counterpart, provided  that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17.        Entire Agreement. This Assignment (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18.        Interpretation. In this Assignment, unless the Assignor and Mortgagee otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation", references to articles, sections (or subdivisions of sections) or exhibits are to those of this Assignment; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Assignment. Section headings in this Assignment are included for convenience of reference only and shall not constitute a part of this Assignment for any other purpose. If this Assignment is executed by more than one party as Assignor, the obligations of such persons or entities will be joint and several.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

19.        WAIVER OF JURY TRIAL. THE ASSIGNOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS ASSIGNMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE ASSIGNOR ACKNOWLEDGER THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Assignor acknowledges that it has read and understood all the provisions of this Assignment, including the waiver of jury trial, and has been advised by counsel as necessary or Appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

WITNESSES:	ASSIGNOR:

BOVIE MEDICAL CORPORATION,
a Delaware corporation

/s/ Laney Stanhop		By:	/s/ J. Robert Saron
Name Printed:	Laney Stanhope	Name:	J. Robert Saron
		Title:	President

/s/ Kareem J. Spratling
Name Printed:	Kareem J. Spratling

STATE OF FLORIDA
COUNTY OF	Hillsborough

The foregoing instrument was acknowledged before me this 27th day of October, 2011 by J. Robert Saron of Bovie Medical Corporation, a Delaware corporation, on behalf of the corporation.  He ☐ is personally known to me or ☒ produced Driver's License as identification and did not take an oath.

Megan R. Yarashar
(NOTARY SEAL)	NOTARY SIGNATURE

PRINTED NOTARY SIGNATURE
NOTARY PUBLIC, STATE OF FLORIDA
Commission Number:
My Commission Expires:

[Signature Page - Mortgage and Security Agreement]

EXHIBIT A

Legal Description of Premises

LOT 9, IN THE SOUTHEAST 1/4 OF SECTION 4, TOWNSHIP 30 SOUTH, RANGE 16 EAST, ACCORDING TO THE PLAT OF PINELLAS GROVES, INC., RECORDED IN PLAT BOOK 1, PAGE 55, PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA, LESS THE WEST 150 FEET THEREOF AND ALSO LESS THAT PART LYING WITHIN 120 FEET OF THE SURVEY LlNE OF STATE ROAD S-688, SECTION 15120, AS DESCRIBED IN CLERK'S INSTRUMENT No. 260901B OFFICIAL RECORDS BOOK 2081, PAGE 593, PINELLAS COUNTY RECORDS.

EXHIBIT B
Schedule of Existing Leases

None.